SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 25, 2002



                            NEXTMEDIA OPERATING, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                       333-84416                84-154397
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)



                    6312 S. FIDDLERS GREEN CIRCLE, SUITE 360E
                            ENGLEWOOD, COLORADO 80111
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 694-9118


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
ITEM 5.    OTHER EVENTS.

           On June 25, 2002, the Credit Agreement dated as of July 31, 2000, as previously amended, among NextMedia Operating, Inc. (the "Registrant"), NextMedia Group, Inc., the lenders signatory thereto and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Administrative Agent, was amended to extend a date related to the maximum total leverage ratio. A copy of the Amendment is attached as an exhibit to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                     (a)    Not applicable.

                     (b)    Not applicable.

                     (c)    Exhibits.


           Exhibit Number                           Description
           --------------                           -----------

                4.1       -         Fifth Amendment to the Credit Agreement by
                                    and among the Registrant, NextMedia Group, Inc., the lenders from time to time party thereto and Deutsche Bank Trust Company
                                    Americas, dated as of July 31, 2000, as
                                    amended.*

           --------------
           *  Filed herewith.








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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NEXTMEDIA OPERATING, INC.

Dated: July 15, 2002                    By: /s/  Sean R. Stover
                                            ----------------------------------
                                            Sean R. Stover
                                            Senior Vice President
                                            and Chief Financial Officer













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
                                INDEX TO EXHIBITS



           Exhibit Number                            Description
           --------------                            -----------

                4.1       -         Fifth Amendment to the Credit Agreement by
                                    and among the Registrant, NextMedia Group, Inc., the lenders from time to time party thereto and Deutsche Bank Trust Company
                                    Americas, dated as of July 31, 2000, as
                                    amended.*

           --------------
           *  Filed herewith.















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